                                                                  EXHIBIT 10(II)

                            SECOND AMENDMENT TO THE
                                FIRST USA, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


         WHEREAS, First USA, Inc. a Delaware corporation (the "Company"), has heretofore maintained the First USA, Inc. Employee Stock Purchase Plan (the

"Plan") for the benefit of certain of its employees; and

         WHEREAS, the Company considers it advisable to amend the Plan to increase the number of shares of Common Stock of the Company, $.01 par value,

subject to the Plan and increase the percentage of total compensation employees may contribute under the Plan; and

         WHEREAS, the Board of Directors of the Company, pursuant to Section 17 of the Plan, authorized this amendment on July 17, 1996, subject to shareholder approval;

         NOW THEREFORE, effective July 17, 1996 (the "Effective Date"), subject to shareholder approval, the Company hereby amends the Plan as follows:

     (1) The first sentence of Section 4(b) is hereby deleted and replaced with the following:

          Each eligible Employee may elect to participate in the Plan with respect to an offer, only by filing a subscription agreement with the Company by the fifteenth day of the month prior to the Offering Period, indicating the amount of such Employee's Compensation (not to exceed 20% of such Compensation) which such Employee elects to use to purchase shares of Common Stock and authorizing payroll deductions (as set forth in paragraph 5 hereof) throughout the Offering Period.

     (2) The first sentence of Section 10(a) is hereby deleted and replaced with the following:

          The maximum number of shares of Common Stock which shall be reserved for sale under the Plan shall be 700,000, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 16.

         IN WITNESS HEREOF, the Company has adopted this amendment as of the Effective Date.


                                       FIRST USA, INC.

                                  By:  /s/ Philip Taken
                                       ------------------
                               Title:  Senior Vice President and General Counsel
                                       -----------------------------------------

                             FIRST AMENDMENT TO THE
                                FIRST USA, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


          WHEREAS, First USA, Inc. a Delaware corporation (the "Company"), has heretofore maintained the First USA, Inc. Employee Stock Purchase Plan (the

"Plan") for the benefit of certain of its employees; and

          WHEREAS, the Company considers it advisable to amend the Plan to increase the number of shares of Common Stock of the Company, $.01 par, subject to the Plan and to allow newly-hired employees to participate in the Plan rather than requiring one year of employment; and

          WHEREAS, stockholders of the Company approved this amendment at the

Annual Stockholders Meeting on November 2, 1994 and the Board of Directors of

the Company, pursuant to Section 17 of the Plan, authorized this amendment on

July 20, 1994;

          NOW THEREFORE, effective November 2, 1994, (the "Effective Date"), the

Company hereby amends the Plan as follows:

     (1)  Section 3(a) is hereby deleted and replaced with the following:

          Subject to the requirements of paragraph 4(b) hereof, any person who is an Employee as of the commencement of an Offering Period shall be eligible to participate in the Plan for such Offering Period, provided that he or she continues to be an Employee through the last payroll deduction date in such Offering Period.

     (2) The first sentence of Section 10(a) is hereby deleted and replaced with the following:

          The maximum number of shares of Common Stock which shall be reserved for sale under the Plan shall be 200,000, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 16.

         IN WITNESS HEREOF, the Company has adopted this amendment as of the Effective Date.

                            FIRST USA, INC.

                            By:  /s/ Philip Taken
                                 ------------------
                            Title:  Senior Vice President & Asst. Secretary
                                  -----------------------------------------

                        EMPLOYEE STOCK PURCHASE PLAN OF
                                FIRST USA, INC.


          1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and the provisions of the Plan shall be construed in a manner consistent with the requirements of such Section of the Code.

          2.  Definitions.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the Common Stock, $.01 par value, of the Company.

          (d) "Company" shall mean First USA, Inc., a Delaware corporation.

          (e) "Committee" shall have the meaning set forth in paragraph 11 hereof.

          (f) "Compensation" shall mean the total compensation received from the Company for personal services rendered by an Employee in respect of a particular Offering Period, including an Employee's portion of the salary deferral contributions pursuant to Section 401(k) of the Code, bonus, commissions, incentive pay (other than long-term incentive payments), overtime pay and any amount excludable pursuant to Section 125 of the Code, but excluding any long-term incentive payments, imputed income, severance pay, expenses or other special emolument or any credit or benefit under any employee plan maintained by the Company.

          (g) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company (including, but not limited to, a military or sick leave), provided that such leave is for a period of, not more than 90 days or if reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (h) "Designated Subsidiaries" shall mean the subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (i) "Employee" shall mean any person, including an officer, who is regularly employed by the Company or one of its Designated Subsidiaries.

          (j) "Exercise Date" shall mean the last business day of each Offering Period under the Plan.

          (k) Fair Market Value" per share as of a particular date shall mean
 (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded, for the last preceding date on which there was a sale of Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value (as defined in Section 3 hereof) as the Committee, in its sole discretion, shall determine.

          (1) "Initial Valuation Date" shall mean December 1, March 1, June 1 and September 1 of each Plan Year, or with respect to the first Offering Period, such date as the Committee shall determine.

          (m) "Insider" shall mean an Employee participating in the Plan who is subject to the reporting provisions of Section 16(a) of the Exchange Act.

          (n) "Offering Period" shall mean each calendar quarter during the effectiveness of the Plan, commencing on each January 1, April 1, July 1 and October 1 following an Initial Valuation Date, provided that the Committee shall have the power to change the duration of Offering Periods.

          (o) "Plan" shall mean this Employee Stock Purchase Plan as amended from time to time.

          (p) "Plan Year" shall mean the calendar year.

          (q) "Reserves" shall have the meaning set forth in paragraph 16 hereof.

          (r) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          3.  Eligibility.

          (a) Subject to the requirements of paragraph 4(b) hereof, any person who is an Employee as of the commencement of an Offering Period shall be eligible to participate in the Plan for such Offering Period, provided that (i) at the commencement of an offering Period he or she has maintained Continuous Status as an Employee for at least one year, and (ii) he or she continues to be so employed on the last payroll deduction date in such Offering Period.

          b) Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her right to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

          4.  Grant of Option; Participation.

          (a) On each Initial Valuation Date the Company shall commence an offer by granting each eligible Employee an option to purchase such number of shares of Common Stock as may be purchased with the amount elected by such Employee under paragraph 4(b), subject to the limitations set forth in paragraph 10 hereof.

          (b) Each eligible Employee may elect to participate in the Plan with respect to an offer, only by filing a subscription agreement with the Company by the fifteenth day of the month prior to the Offering Period, indicating the amount of such Employee's Compensation (not to exceed 10% of such Compensation) which such Employee elects to use to purchase shares of Common Stock and authorizing payroll deductions (as set forth in paragraph 5 hereof) throughout the Offering Period. Such subscription agreement shall also set forth such Employees election (i) to receive certificates in his or her name representing the number of whole shares purchased hereunder as promptly as practicable following exercise of his option or to have such certificates held by a nominee for such participant and (ii) to have distributed to him or her dividends on shares of Common Stock purchased hereunder in cash or reinvested in shares of Common Stock. Such subscription agreement shall remain in effect for subsequent offering Periods unless modified or terminated by the participant by the fifteenth day of the month prior to any such subsequent Offering Period.

          (c) The option price per share of the Common Stock subject to an offering shall be the lesser of: (i) 85% of the Fair Market Value of a share of Common Stock on the Initial Valuation Date immediately preceding the applicable Offering Period; or (ii) 85% of the Fair Market Value of a share of Common Stock on the Exercise Date.

          5.  Payroll Deductions.

          (a) During an Offering Period, the Company shall withhold from the Compensation of each Employee participating in the offer, the amount elected by such Employee under paragraph 4(b) (the "Aggregate Purchase Price").

          (b) The Aggregate Purchase Price shall be, withheld in approximately equal installments from each paycheck during the Offering Period.

          (c) All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          6. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 8, his or her election to purchase shares will be exercised automatically on the Exercise Date, and the maximum number of whole and/or fractional shares (up to four decimal places) subject to such option will be purchased for him or her at the applicable option price with the accumulated payroll deductions in his account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

          7. Delivery. Certificates representing shares purchased upon exercise of a participant's option shall be held for the account of such participant, or delivered as promptly as practicable to such participant following such exercise, in accordance with participant's subscription agreement as provided in
Section 4(b) hereof. No shares shall be delivered until full payment therefore has been made.

          8.  Withdrawal; Termination of Employment; Insiders.

          (a) A participant may withdraw all, but not less than all, the payroll deductions credited to his or her account under the Plan at any time prior to the Exercise Date of an offering Period by giving written notice to the Company. All of the payroll deductions credited to such participant's account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated. No further payroll deductions for the purchase of shares will be made for such participant during such Offering Period.

          (b) Upon termination of a participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period on account of retirement, disability or death, the payroll deductions credited to his or her account will be used to purchase shares on the next succeeding Exercise Date unless the participant (or his or her estate, as the case may be) elects to withdraw such deductions in cash prior to such Exercise Date. Upon termination of a participant's Continuous Status as an Employee for any other reason, such deductions shall be refunded to such participant in cash. Thereafter, so long as such participant's Continuous Status as an Employee shall continue to be terminated, such participant's participation in the Plan shall cease.

          (c) To the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor thereof, an Insider who at any time shall cease to participate in the Plan shall not again participate in the Plan for a period of at least six months from the date of such cessation of participation, and an Insider shall not dispose of any shares of Common Stock purchased hereunder for a period of at least six months from the date such shares were purchased.

          9. Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a participant in the Plan.

          10. Stock.

          (a) The maximum number of shares of Common Stock which shall be reserved for sale under the Plan shall be 50,000, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 16. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 4(a) hereof on an Initial Valuation Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Employee of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary. The Plan shall terminate if all shares of Common Stock reserved for sale hereunder shall have been purchased. Shares of Common Stock available for purchase pursuant to this Plan may be purchased on the open market or directly from the Company. The Company shall pay all brokerage commissions or fees incurred in connection with the purchase of shares of Common Stock hereunder.

          (b) The participant will not have rights as a shareholder with respect to shares covered by his, or her option until such shares shall have been purchased for his or her account in accordance with the provisions of the Plan.

          (c) Shares of Common Stock to be delivered to a participant under the Plan will be registered in the name of the participant.

          11. Administration. The Plan shall be administered by a committee (the "Committee") established by the Board, the composition of which shall at all time satisfy the provisions of Rule 16b-3 of the Exchange Act, or any successor thereof. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation to the Plan as it deems necessary or advisable. Decisions of the Committee shall be made by a majority of its members and shall be final Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The Company will pay all expenses incurred in the administration of the Plan.

          12.   Designation of Beneficiary.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, remaining in such participant's account under the Plan in the event of the participant's death subsequent to the end of an offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of an offering Period.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or mote dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

          13. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the. exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 8.

          14. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          15. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees as soon as practicable following each Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

          16. Effect of Certain Changes. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or similar capital adjustment, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be-final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned shares, including shares as to which the option would not other wise be exercisable. If the Committee makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

          The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

          17. Amendment or Termination. The Board may at any time terminate, suspend or amend the Plan and any provision thereof. Except as provided in paragraph 16, no such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without prior approval of the shareholders of the Company (obtained in the manner described in paragraph 19) if such amendment would:

          (a) Materially increase the number of -shares that may be issued under the Plan;

          (b) Change the designation or the class of employees eligible for participation in the Plan; or

          (c) Materially increase the benefits which may accrue to participants under the Plan; provided, however, that prior approval of the shareholder of the company shall be required only to the extent a failure to obtain such approval for such an amendment would cause the Plan to lose the exemptions provided under Rule 16b-3 of the Exchange Act, or to the extent required by any other law, regulation or stock exchange rule.

          18. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

          19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.

          20. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

          21. Effective Date. The Plan shall be effective as of the date determined by Company subject to the approval of the Plan by the shareholders of the Company.